UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2019

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greenspringfund.com).  You will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund does not currently offer electronic delivery of shareholder reports.  If you have already elected to receive shareholder reports electronically from your financial intermediary (such as a broker-dealer or bank), you will not be affected by this change and you need not take any action. If you invest through a financial intermediary and want to receive electronic delivery of shareholder reports, you must contact your financial intermediary to sign up.

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports after January 1, 2021 by calling 1-800-576-7498.  If you invest through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of the Fund’s shareholder reports.

Greenspring Fund, Incorporated

July 2019

Dear Fellow Shareholders

Greenspring Fund generated a positive return of 3.42% during the second quarter of 2019, adding to the gains achieved during the first quarter, and bringing the year-to-date performance to a strong 14.57%.  The broad equity and fixed income markets also experienced gains during the quarter as valuations continued to move higher despite many negative headlines that often dominated the financial news.

Throughout the second quarter, investors’ attention was focused on the potential economic fallout from the U.S.-China trade dispute and whether the Federal Reserve (“Fed”) would signal an intention to cut interest rates in the near future. Ultimately, these two issues became linked as global economic activity continued to slow, which many financial commentators, economists and investors blamed on the simmering trade dispute. Federal Reserve Chairman Jerome Powell signaled that the Fed was closely monitoring the recent escalation in trade tensions and indicated it could respond by cutting rates if the economic outlook deteriorated. Additionally, various members of the Fed expressed frustration that inflation remained below its target, adding more fuel to the notion that a rate cut was forthcoming. By June, the question seemed to become not if, but when, and how aggressively, the Fed would cut rates in an effort to ward off any further economic weakness and bolster confidence.  By early July, that sentiment faded a bit, as a better than expected employment report suggested that the domestic economy might be stronger than originally thought.

The equity market experienced bouts of volatility during the quarter, selling off in May and then rallying sharply in June. Equity markets continuously incorporate a wide range of forward-looking assumptions and, at least in the short term, can be quite sensitive to world events.  News travels exceptionally fast these days, creating volatility in the markets as investors quickly factor news events into the valuation of public companies.  The second quarter had more than its fair share of worrisome news reports about slowing global economic activity and the continued “on again, off again” nature of the U.S.-China trade negotiations.

Greenspring Fund
Performance for the
Periods Ended June 30, 2019
Quarter	3.42%
Year to Date	14.57%
1 Year	0.46%
3 Years*	7.83%
5 Years*	3.59%
10 Years*	6.64%
15 Years*	5.91%
20 Years*	6.85%
Since inception on 7/1/83*	9.05%
Expense Ratio**	1.02%

*	Annualized.
**	As stated in Prospectus dated 5-1-19. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com.

In an environment such as this, we would not have been surprised to see the equity market pause or even sell off in a sustained fashion. Instead, the market pushed higher and continued to climb “the wall of worry,” a time-tested Wall Street idiom that explains the tendency of the market to move higher even when confronted with potentially unfavorable events, as investors hold onto the belief that these events will ultimately be resolved favorably.

Similar to the equity markets, the fixed income markets also rallied during the quarter. As the quarter progressed,

Greenspring Fund, Incorporated

U.S. Treasury prices moved higher, pushing the yields on short-, mid- and long-term Treasury securities lower. Longer-term fixed income securities had the highest total returns in this environment as the prices of these securities are far more sensitive to movements in interest rates.

The recent decline in interest rates is a sharp reversal from last year when the yield on the 10-year U.S. Treasury rose to 3% and investors in longer-dated fixed income securities suffered losses. At that time, many investors predicted that rates would continue to slowly move higher, driven by accelerating inflation, a strong labor market and signs that the Fed would continue to raise short-term rates. Investors now seem to be anticipating a slower growth, lower inflation environment, and the Fed has changed its body language, recently indicating a more open-minded view towards lowering short-term rates.  Changes in the Federal Reserve outlook, or the markets’ expectations for such changes, can happen quickly, reinforcing why investors who try to predict the future direction of interest rates can end up on the wrong side of the trend.

INFLUENCES on FUND PERFORMANCE

The Fund’s equity investments delivered the bulk of the gains achieved during the second quarter, with a majority of the holdings contributing to the positive performance.  The Fund’s holdings in the Engineering and Construction sector added to their first quarter gains, and, similar to the first quarter, the combined gain was the largest positive influence on the Fund’s performance.  Strong quarterly earnings reports and solid outlooks for continued earnings growth gave investors the confidence to assign higher valuations to the shares of these companies. The Fund’s fixed income investments also posted a small positive return, with the vast majority of the holdings once again contributing to the positive quarterly performance.

The individual securities that had the greatest influence on the Fund’s performance during the quarter, in order of magnitude, were the common stock holdings of Conduent, Inc., EMCOR Group, KBR, Inc., Republic Services and Wyndham Hotels and Resorts. All of these holdings made positive contributions to Fund performance except for Conduent, which declined during the quarter.

Shares of Conduent, one of the world’s largest business process outsourcing companies, continued to exhibit significant volatility. We have discussed Conduent in several previous letters as it has contributed both positively and negatively to prior quarterly performances.  After strong first quarter performance that placed Conduent as one of the Fund’s top contributors to performance, the shares fell during the second quarter as disappointing first quarter earnings, a lower earnings outlook for the balance of the year, and unexpected turnover in the CEO office all combined to push the stock price lower.  Despite the current setback, management and the Board of Directors remain focused on executing their plans to improve operations and reduce costs, with the goal of generating a growing stream of free cash flow. Given the recent disappointing performance, we believe management may also examine the potential to monetize several of the Company’s better performing assets in an effort to unlock significant value.  Activist investor Carl Icahn is the largest holder of Conduent stock, and he purchased additional shares during the quarter, bringing his total holdings to nearly 15% of the outstanding shares.  Board members that represent Icahn have now taken on the roles of Chairman

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/19
Republic Services, Inc.	7.2%
Southern National Bancorp of Virginia	4.0%
EMCOR Group, Inc.	3.8%
MasTec, Inc.	3.6%
Wyndham Hotels & Resorts, Inc.	3.5%
The Sherwin-Williams Company	3.4%
Discover Financial Services	2.8%
Suncor Energy, Inc.	2.7%
EOG Resources, Inc.	2.6%
United Parcel Service, Inc.	2.6%

Greenspring Fund, Incorporated

and head of the CEO search committee.  We believe the recent sell-off is overdone and over the long term the shares should rebound with new company leadership increasing clarity around a reinvigorated path forward.

EMCOR Group is a leader in mechanical and electrical construction with a particular emphasis on commercial and industrial building services, as well as highly specialized services for the refinery and petrochemical industries. We discussed EMCOR in the first quarter letter as the share price rebounded from the depressed level at the end of 2018 and was further buoyed by a strong earnings report. The share price continued to move higher during the second quarter as the Company reported better than expected first quarter earnings and raised expectations for full year earnings. Outside of strong Company commercial and industrial building services, as well as highly specialized services for the refinery and petrochemical industries. We discussed EMCOR in the first quarter letter as the share price rebounded from the depressed level at the end of 2018 and was further buoyed by a strong earnings report. The share price continued to move higher during the second quarter as the Company reported better than expected first quarter earnings and raised expectations for full year earnings. Outside of strong Company fundamentals, unsubstantiated media reports indicated that a large French company may be exploring the potential purchase of EMCOR. We cannot confirm if EMCOR is negotiating a merger or sale, but we certainly believe that EMCOR is an extremely well-managed business with very valuable assets. EMCOR is a long and successful Fund holding and we remain confident that management will continue to create value for shareholders.

Greenspring Fund
Portfolio Allocation
as of June 30, 2019

KBR provides professional services, project delivery, and technologies to the public sector and energy markets. A long-time holding of the Fund, shares rose significantly during the second quarter (after a strong first quarter) as the Company won several important contracts and management raised its multi-year growth outlook. On the public sector side, KBR won two large contract renewals for providing logistical services in support of U.S. troops in the field and won a sizeable new contract to provide operational support at the Kennedy Space Center. Within the energy business, KBR secured contracts that included maintenance work at two Saudi Arabian refineries and engineering and construction work related to several liquefied natural gas projects. With a building backlog of contracts across its business segments and a robust bid pipeline, KBR remains well positioned for strong growth in sales and free cash flow.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) did not change substantially from the end of the first quarter. Given the strong year-to-date rally in the equity markets, we have been more active trimming select holdings than adding to or initiating new positions. Volatility within certain equity holdings allowed us to make small additions to the Fund’s holdings in Alphabet and Party City, and we purchased a small number of shares in PGT Innovations, a company that the Fund held in the past.  On the fixed income side, we added to holdings in Whiting Petroleum, and initiated positions in Consolidated Communications and Talos Production.  We trimmed a number of equity and fixed income holdings throughout the quarter, the most significant of which include shares of Johnson Controls, MasTec (stock and bonds), and Republic Services.  We also sold the Fund’s entire position in the bonds of APX Group and The Men’s Warehouse.

Please refer to the Schedule of Investments for a complete list of the Fund’s current holdings

Greenspring Fund, Incorporated

OUTLOOK

Continually surveying the economic landscape, performing research and making a determination of how an investment may perform in a wide range of economic conditions is an important aspect of managing both equity and fixed income investments.  As we move further from the financial crisis that sparked the severe global recessionary period of 2007-08, others’ memories of the risks associated with those trying times has, naturally, begun to fade. Since the financial crisis, the United States has experienced the longest economic expansion (although relatively muted) in its history.  This long period of expansion has prompted some to embrace a belief that the quantitative easing and proactive interest rate cutting by the Fed has eliminated, or significantly reduced, the potential for future recessions. At the same time, others speculate that these actions by the Fed have caused economic distortions and have only delayed a day of reckoning. We believe that economic cycles are here to stay, but that it is inherently difficult to predict the timing, magnitude or duration of these cycles. We are careful not to dive too deeply into that speculation and believe that our primary role as a mutual fund manager is to understand the overall risk profile of each specific investment, and how that risk may potentially affect the overall performance of the portfolio.

Many investors, and certainly value investors such as Greenspring Fund, often hold concerns that adverse conditions may bring a market downturn given the prolonged tenure of the current advance.  Although we do spend time studying and debating the potential for such a development, it can be difficult to predict which events will inflict temporary market turmoil as opposed to events that may have tangible and enduring impacts on the fundamental performance of businesses.  Over the last few decades, we have experienced a number of macroeconomic events (some predictable although difficult to time correctly, some not) that have caused severe market downturns.  As we write this letter today, we are certain that we will see more of these market-moving events in the future but “when” is the question that so many pundits attempt to predict with varying degrees of accuracy.  What we have learned through our decades of experience, and discussed in many prior letters, is the importance of maintaining a disciplined long-term investment strategy focused on investing in financially strong companies that have deep and strong management teams, generate free cash flow, are strategic with regard to their capital allocation decisions and are positioned to thrive in a variety of economic conditions.  A portfolio of such companies is not immune from economic and/or market-wide downturns, but these companies are often able to use such developments to enhance their long-term market positions at the expense of weaker competitors by reinvestment or acquiring valuable assets for bargain prices.

Irrespective of the direction of interest rates or the economy, we believe that company-focused research and individual security selection is the best recipe for managing an investment portfolio.  The value proposition that differentiates active management from a passive or index-based approach is the ability to carefully research potential equity and fixed income investments and purchase only those securities that we believe satisfy the desired potential return and risk parameters for Greenspring Fund’s portfolio.  Having the ability to buy only those securities that meet our investment criteria, and not be forced to buy or continue to hold a security that we are uncomfortable with just because it’s in a certain “index,” is a big advantage of an actively managed approach to investing.  Index-based funds and exchange traded funds (“ETFs”) do not allow investors to control specific risks as precisely as building a portfolio of individual securities may allow. We feel fortunate that Greenspring Fund can provide a research-focused portfolio approach for shareholders, efficiently and with transparency.

Greenspring Fund, Incorporated

Thank you for reading this quarter’s thoughts.  We appreciate your interest and your investment in Greenspring Fund and will provide you with an update on the Fund’s performance after the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures. Earnings growth is not a measure of the Fund’s future performance.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2019 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018), and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	6/30/19	1/1/19	6/30/19	1/1/19 – 6/30/19(1)
Actual Expenses(2)	1.04%	$1,000.00	$1,145.70	$5.53
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.04%	$1,000.00	$1,019.64	$5.21

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns of 14.57% for the six month-period ended June 30, 2019.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS: 71.4%

Building Products: 1.3%
Owens Corning	39,865	$2,320,143
PGT Innovations, Inc.*	15,100	252,472
		2,572,615

Business Software & Services: 2.5%
Amdocs Limited#	80,851	5,020,039

Chemicals: 3.4%
The Sherwin-Williams Company	15,119	6,928,886

Commercial Banks & Thrifts: 7.5%
American National Bankshares, Inc.	35,987	1,394,496
OceanFirst Financial Corp.	52,900	1,314,565
Prudential Bancorp, Inc.	6,225	117,777
Shore Bancshares, Inc.	122,477	2,001,274
Southern National Bancorp of Virginia	523,475	8,014,402
Westbury Bancorp, Inc.*	26,352	661,435
Western New England Bancorp, Inc.	7,995	74,674
WSFS Financial Corporation	36,726	1,516,784
		15,095,407

Commercial Services & Supplies: 1.9%
Johnson Controls International plc#	92,035	3,801,966

Consumer Finance: 2.8%
Discover Financial Services	71,766	5,568,324

Electrical Equipment & Instruments: 0.8%
Emerson Electric Co.	15,400	1,027,488
nVent Electric plc#	20,000	495,800
		1,523,288

Engineering & Construction: 9.6%
EMCOR Group, Inc.	88,241	7,774,032
MasTec, Inc.*	142,891	7,363,173
MYR Group, Inc.*	117,113	4,374,171
		19,511,376

Healthcare-Products: 2.4%
Abbott Laboratories	11,000	925,100
Medtronic plc#	39,670	3,863,461
		4,788,561

Hotels, Restaurants & Leisure: 5.5%
Marriott International, Inc. – Class A	18,000	2,525,220
Six Flags Entertainment Corp.	30,849	1,532,578
Wyndham Hotels & Resorts, Inc.	128,282	7,150,439
		11,208,237

Information Technology Services: 4.6%
Conduent, Inc.*	462,835	4,438,587
KBR, Inc.	198,555	4,951,962
		9,390,549

Insurance: 1.5%
Chubb Limited#	5,736	844,856
W.R. Berkley Corp.	32,284	2,128,484
		2,973,340

Machinery: 0.4%
Pentair plc#	20,000	744,000

Media & Entertainment: 0.9%
Alphabet, Inc. – Class C*	1,760	1,902,402

Metals & Mining: 1.3%
Cleveland-Cliffs, Inc.	248,785	2,654,536

Oil & Gas Exploration & Production: 5.4%
EOG Resources, Inc.	57,254	5,333,783
Suncor Energy, Inc.#	176,735	5,507,062
		10,840,845

Oil Refining & Marketing: 0.1%
Phillips 66	2,813	263,128

Real Estate Investment Trusts: 1.9%
Condor Hospitality Trust, Inc.	424,164	3,847,167

Software & Services: 2.5%
j2 Global, Inc.	58,028	5,158,109

Specialty Retail: 0.9%
Party City Holdco Inc.*	258,619	1,895,677

Telecommunications Services: 1.2%
Zayo Group Holdings, Inc.*	74,126	2,439,487

Transportation & Logistics: 2.6%
United Parcel Service, Inc. – Class B	50,338	5,198,405

Truck Dealerships: 1.1%
Rush Enterprises, Inc. – Class A	37,067	1,353,687
Rush Enterprises, Inc. – Class B	25,931	957,113
		2,310,800

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited) (Con’t)

	Shares/Principal	Value
COMMON STOCKS: 71.4% (Con’t)

Waste Management Services: 7.2%
Republic Services, Inc.	169,092	$14,650,131

Wholesale Distribution: 2.1%
LKQ Corporation*	156,679	4,169,228

TOTAL COMMON STOCKS
(cost $90,516,131)		144,456,503

CONVERTIBLE BONDS: 0.5%

Oil & Gas Exploration & Production: 0.5%
Whiting Petroleum Corp.,
1.250%, 4/1/20	$1,043,000	1,011,710

TOTAL CONVERTIBLE BONDS
(cost $1,015,049)		1,011,710

CORPORATE BONDS: 24.4%

Auto Components: 0.6%
Dana, Inc., 6.000%, 9/15/23	1,092,000	1,120,665

Consumer Finance: 0.1%
Credit Acceptance Corp.
6.125%, 2/15/21	199,000	199,373
7.375%, 3/15/23	36,000	37,485
		236,858

Engineering & Construction: 0.3%
MasTec, Inc., 4.875%, 3/15/23	541,000	550,467

Healthcare-Providers & Services: 3.3%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	5,097,000	5,103,371
Centene Corporation
5.625%, 2/15/21	50,000	51,000
6.125%, 2/15/24	38,000	39,852
DaVita, Inc., 5.750%, 8/15/22	1,371,000	1,388,138
		6,582,361

Homebuilding: 0.1%
M/I Homes, Inc., 6.750%, 1/15/21	245,000	249,900

Household & Personal Products: 0.7%
Spectrum Brands, Inc.
6.625%, 11/15/22	1,255,000	1,288,257
6.125%, 12/15/24	100,000	103,500
		1,391,757

Industrial Conglomerates: 0.3%
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.000%, 8/1/20	563,000	564,126

Machinery: 1.2%
Actuant Corporation, 5.625%, 6/15/22	578,000	585,225
Welbilt, Inc., 9.500%, 2/15/24	1,671,000	1,815,124
		2,400,349

Media & Entertainment: 3.4%
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.250%, 3/15/21	105,000	105,525
5.250%, 9/30/22	2,421,000	2,462,096
5.750%, 9/1/23	235,000	240,800
Cinemark USA, Inc., 5.125%, 12/15/22	61,000	62,144
LIN Television Corporation,
5.875%, 11/15/22	2,398,000	2,457,950
Match Group, Inc., 6.375%, 6/1/24	595,000	627,725
TEGNA, Inc.
5.125%, 10/15/19	13,000	13,033
5.125%, 7/15/20	538,000	540,017
6.375%, 10/15/23	306,000	316,328
		6,825,618

Metals & Mining: 0.0%
Steel Dynamics, Inc., 5.125%, 10/1/21	53,000	53,619

Oil & Gas Exploration & Production: 2.4%
Gulfport Energy Corp., 6.625%, 5/1/23	3,938,000	3,406,370
Talos Production LLC, 11.000%, 4/3/22	504,000	533,610
Whiting Petroleum Corp.,
5.750%, 3/15/21	985,000	996,081
		4,936,061

Packaging & Containers: 2.8%
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer
(Luxembourg)
5.750%, 10/15/20	4,845,539	4,863,710
6.875%, 2/15/21	851,096	854,287
		5,717,997

Real Estate Investment Trusts: 0.2%
FelCor Lodging LP, 6.000%, 6/1/25	281,000	297,157
Lamar Media Group, 5.000%, 5/1/23	49,000	50,103
		347,260

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2019 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 24.4% (Con’t)

Specialty Retail: 3.2%
Michaels Stores, Inc.,
5.875%, 12/15/20 144A	$3,815,000	$3,822,725
Murphy Oil USA, Inc.,
6.000%, 8/15/23	1,646,000	1,697,438
Penske Auto Group, Inc.,
5.750%, 10/1/22	845,000	858,731
		6,378,894

Technology Hardware,
Storage & Peripherals: 0.1%
NCR Corp., 5.875%, 12/15/21	244,000	248,085

Telecommunications Services: 2.2%
Consolidated Communications, Inc.,
6.500%, 10/1/22	841,000	788,177
Level 3 Financing, Inc.,
6.125%, 1/15/21	3,217,000	3,241,127
Zayo Group LLC / Zayo Capital, Inc.,
6.000%, 4/1/23	500,000	513,750
		4,543,054

Trading Companies & Distributors: 0.7%
WESCO Distribution, Inc.,
5.375%, 12/15/21	1,499,000	1,515,864

Utilities: 0.7%
The AES Corporation, 5.500%, 3/15/24	1,476,000	1,501,889

Waste Management Services: 0.5%
Clean Harbors, Inc., 5.125%, 6/1/21	921,000	923,302

Wholesale Distribution: 0.5%
Beacon Roofing Supply, Inc.,
6.375%, 10/1/23	1,032,000	1,077,150

Wireless Telecommunication Services: 1.1%
T-Mobile USA, Inc.
6.500%, 1/15/24	44,000	45,650
6.375%, 3/1/25	2,039,000	2,122,599
		2,168,249

TOTAL CORPORATE BONDS
(cost $49,789,845)		49,333,525

	Shares
SHORT-TERM INVESTMENTS: 3.4%

Money Market Funds: 3.4%^
The Government & Agency Portfolio,
Institutional Share Class, 2.255%	6,946,672	6,946,672

TOTAL SHORT-TERM INVESTMENTS
(cost $6,946,672)		6,946,672

TOTAL INVESTMENTS IN SECURITIES
(cost $148,267,697): 99.7%		201,748,410
Other Assets and Liabilities 0.3%		682,122
NET ASSETS: 100.0%		$202,430,532

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2019, the value of  these investments was $3,822,725, or 1.9% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2019.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $148,267,697)	$201,748,410
Receivables:
Dividends and interest	948,848
Fund shares sold	8,093
Prepaid expenses	47,288
Total assets	202,752,639

LIABILITIES
Payables:
Due to affiliate (Note 5)	127,617
Fund shares redeemed	124,017
Accrued expenses	70,473
Total liabilities	322,107

NET ASSETS	$202,430,532

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	8,938,116

Net asset value, offering and redemption price per share	$22.65

COMPONENTS OF NET ASSETS
Capital stock at par value	$89,381
Paid-in capital	140,970,398
Distributable earnings	61,370,753
NET ASSETS	$202,430,532

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME
Income
Interest	$1,370,528
Dividends (net of foreign withholding taxes of $16,699)	995,814
Total income	2,366,342

Expenses
Advisory fees (Note 5)	773,854
Sub transfer agent fees	61,800
Administration fees	48,559
Transfer agent fees	28,821
Administration fees – Corbyn (Note 5)	25,194
Fund accounting fees	25,179
Directors fees	22,316
Blue sky fees	18,551
Legal fees	15,941
Audit fees	14,629
Reports to shareholders	13,928
Insurance fees	13,476
Custody fees	8,848
Miscellaneous fees	3,194
Total expenses	1,074,290
Net investment income	1,292,052

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	6,267,642
Change in net unrealized appreciation on investments	20,982,824
Net realized and change in net unrealized gain on investments	27,250,466
Net increase in net assets resulting from operations	$28,542,518

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2019#	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,292,052	$4,104,556
Net realized gain on sale of investments	6,267,642	13,009,717
Change in net unrealized appreciation on investments	20,982,824	(41,075,520)
Net increase (decrease) in net assets resulting from operations	28,542,518	(23,961,247)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	—	(22,198,249)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(29,690,286)	(22,851,578)

Total decrease in net assets	(1,147,768)	(69,011,074)

NET ASSETS
Beginning of period	203,578,300	272,589,374
End of period	$202,430,532	$203,578,300

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2019#		December 31, 2018
	Shares	Value	Shares	Value
Shares sold	153,115	$3,329,746	544,861	$13,236,893
Shares issued in reinvestment of distributions	—	—	1,022,166	21,691,359
Shares redeemed+	(1,509,778)	(33,020,032)	(2,476,022)	(57,779,830)
Net decrease	(1,356,663)	$(29,690,286)	(908,995)	$(22,851,578)

#	Unaudited.
+	Net of redemption fees of $— and $97, respectively. The Fund no longer imposes a redemption fee effective May 1, 2018.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2019#		2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.77		$24.33	$24.77	$22.18	$24.80	$26.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.40	0.41	0.32	0.54	0.70
Net realized and unrealized gain (loss) on investments	2.73		(2.78)	1.50	3.96	(1.98)	(1.35)
Total from investment operations	2.88		(2.38)	1.91	4.28	(1.44)	(0.65)

LESS DISTRIBUTIONS:
From net investment income	—		(0.39)	(0.43)	(0.33)	(0.53)	(0.70)
From net realized gain	—		(1.79)	(1.92)	(1.36)	(0.65)	(0.32)
Total distributions	—		(2.18)	(2.35)	(1.69)	(1.18)	(1.02)
Net asset value, end of period	$22.65		$19.77	$24.33	$24.77	$22.18	$24.80
Total return	14.57	%^	(10.15%)	7.82%	19.78%	(5.86%)	(2.51%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$202.4		$203.6	$272.6	$322.9	$317.4	$671.1
Ratio of expenses to average net assets	1.04	%+	1.01%	0.98%	1.01%	0.95%	0.89%
Ratio of net investment income to average net assets	1.25	%+	1.60%	1.53%	1.32%	1.93%	2.54%
Portfolio turnover rate	2	%^	30%	40%	48%	25%	50%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.  Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services –Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2019:

	Quoted Prices	Significant Other	Significant
	in Active	Observable	Unobservable	Carrying Value,
	Market	Inputs	Inputs	at June 30, 2019
	Level 1	Level 2	Level 3	Total
Common Stocks*	$144,456,503	$—	$—	$144,456,503
Convertible Bonds*	—	1,011,710	—	1,011,710
Corporate Bonds*	—	49,333,525	—	49,333,525
Short-Term Investments	6,946,672	—	—	6,946,672
Total	$151,403,175	$50,345,235	$—	$201,748,410

*  See Schedule of Investments for industry breakdown.

During the period ended June 30, 2019, the Fund had no transfers between levels.  The Fund did not have any Level 3 securities during the period.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited) (Con’t)

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees (policy no longer in effect beginning May 1, 2018) – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less (the Fund no longer imposes a redemption fee effective May 1, 2018). The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited) (Con’t)

On July 18, 2018 an income dividend of $0.19 per share and a long-term capital gain distribution of $0.51531 were declared, payable on July 19, 2018, to shareholders of record on July 17, 2018.  Additionally, on December 19, 2018, an income dividend of $0.1996 per share and a long-term capital gain distribution of $1.28 per share were declared, payable on December 20, 2018 to shareholders of record on December 18, 2018.  The tax character of distributions paid during the six months ended June 30, 2019 and the year ended December 31, 2018 were as follows:

Distributions paid from:	June 30, 2019	December 31, 2018
Ordinary income	$—	$3,991,448
Long-term capital gain	$—	$18,206,801

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2018.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2019, purchases and sales of investments, other than short-term investments, aggregated $3,424,394 and $33,535,844, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of, and during, the six months ended June 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2015-2018).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2018, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2019 (Unaudited) (Con’t)

Cost of investments	$171,841,933
Gross tax unrealized appreciation	47,055,026
Gross tax unrealized depreciation	(14,564,955)
Net tax unrealized appreciation	32,490,071
Undistributed ordinary income	112,896
Undistributed long-term capital gain	225,268
Total distributable earnings	338,164
Other accumulated losses	—
Total accumulated earnings	$32,828,235

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  As of December 31, 2018, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the six months ended June 30, 2019, the Fund incurred $773,854 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the six months ended June 30, 2019, the Fund incurred $25,194 in administrative fees to Corbyn.

At June 30, 2019, investors for whom Corbyn was investment adviser held 1,041,516 shares of the Fund.

Note 6 – Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Adviser is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Note 7 – Subsequent Events

On July 17, 2019 an income dividend of $0.21 per share and a long-term capital gain distribution of $0.0093 per share were declared, payable on July 18, 2019, to shareholders of record on July 16, 2019. Management has evaluated other events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2019. To assist the Directors in their evaluation of the Agreement, the Board was supplied with information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board reviewed the qualifications, experience and tenure of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of both the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third-party service providers.  The Board also reviewed the Adviser’s management of its relationships with the Fund’s third-party service providers.  Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts to maintain and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment research, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to its peer funds, category benchmarks, relative market indices and major market indices.  As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as well as the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.  The Board concluded that the Fund’s investment performance was satisfactory, given market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  The Board reviewed information comparing the Fund to a group of peer funds, which were similar in asset size and operating and expense structures.  The Board considered that the Fund’s

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

contractual advisory fee was less than the median contractual advisory fee of the peer funds at a common net asset level.  The Board also considered that the Adviser had consistently maintained an annual total expense ratio below the peer group median without waiving and/or reimbursing any Fund fees or expenses.  Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  The Board concluded that the fee structure of the Advisory Agreement was reasonable.

4.
Economies of scale. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decrease as asset levels increase.  The Board noted that, based on Fund assets throughout 2018, the shareholders benefited from the $250 million breakpoint during the early part of the year.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Advisory Agreement to the Adviser.  The Board concluded that the level of the Adviser’s profitability was reasonable and adequate to support the services being provided to the Fund.

6.
Other factors and considerations. The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year.  The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2019 (Unaudited)

Tax Information
The Fund designated 71.38% of dividends declared from net investment income during the fiscal year ended December 31, 2018 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2018, which was designated as qualifying for the dividends-received deduction, was 56.57%.

For foreign shareholders in the Fund, for the year ended December 31, 2018, 54.94% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

PRIVACY POLICY June 30, 2019 (Unaudited)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2019
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2019. The total value of $226,037 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2019 were 0.46%, 7.83%, 3.59%, 6.64% and 9.05%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

 (This Page Intentionally Left Blank.)

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*  /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date  August 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date  August 20, 2019

By (Signature and Title)*  /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date  August 20, 2019